SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              TAT TECHNOLOGIES LTD.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  [X]     No fee required.
  [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1).
  (1)     Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
  (2)     Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------
  (4)        Proposed maximum aggregate value of transaction:
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  (5)        Total fee paid:
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  [ ] Fee paid previously with preliminary materials:
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  [ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)        Amount Previously Paid:
-------------------------------------------------------------------------------
           2)        Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------
           3)        Filing Party:
-------------------------------------------------------------------------------
           4)        Date Filed:
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

                              TAT TECHNOLOGIES LTD.
                                   P.O. BOX 80
                              GEDERA 70750, ISRAEL

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 26, 2002

           NOTICE IS HEREBY GIVEN that an Annual General Meeting of Shareholders (the "Annual Meeting") of TAT Technologies Ltd. (the "Company") will be held on Thursday, December 26, 2002 at 2:00 P.M. Israel time, at the Company's executive offices in Industrial Zone, Yasour, Israel, to consider and act upon the following matters:

                1. To elect eight directors to serve in such office subject to the provisions of the Company's Articles of Association.

                2. To reappoint Kost, Forer and Gabbay as independent auditors of the Company for the year ending December 31, 2002 and to authorize the Board of Directors to determine their remuneration.

                3. To approve amendments to the Company's Articles of Association, whereby the Company's Board of Directors shall have the power to declare and pay dividends without prior shareholder approval.

                4. To receive the auditor's report, the financial statements of the Company and the directors' report on the Company for the fiscal year ended December 31, 2001.

                5. To transact such other businesses as may properly come before the meeting or any adjournment thereof.

           A shareholder who wishes to vote at the Annual Meeting by proxy must deliver a proxy to the offices of the Company no later than 48 hours before the time appointed for the Annual Meeting or any adjournment thereof.

           A quorum required for the Annual Meeting consists of at least two shareholders present in person or by proxy, holding or representing at least one-third of the total voting rights of the Company. If, within half an hour after the time appointed for the holding of the Annual Meeting, a quorum is not present, the Annual Meeting shall be adjourned to the same day in the next week at the same time and place or any other time as the Board of Directors of the Company shall designate and state in a notice to the shareholders, and if, at such adjourned meeting, a quorum is not present within half an hour after the time appointed for holding the meeting, two shareholders present in person or by proxy shall constitute a quorum.

           The accompanying Proxy Statement contains further information with respect to these matters and the text of the resolutions proposed to be adopted at the Annual Meeting.

           The Board of Directors has fixed the close of business on November 14, 2002 (the "Record Date"), as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on the record date are entitled to vote at the meeting.

                                           By Order of the Board of Directors

                                           Avi Kahana, Secretary

Gedera, Israel
November __, 2002

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. TAT TECHNOLOGIES LTD.

                                 PROXY STATEMENT

                                  INTRODUCTION

           This Proxy Statement and enclosed form of proxy are being furnished commencing, on or about November 14, 2002, in connection with the solicitation by the Board of Directors of TAT Technologies Ltd., an Israeli corporation (the "Company"), of proxies in the enclosed form for use at the Annual General Meeting of Shareholders (the "Annual Meeting") to be held on December 26, 2002, and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

           Any proxy given pursuant to such solicitation and received prior to the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees for directors listed herein, (ii) FOR the reappointment of Kost, Forer and Gabbay as independent auditors for the Company's fiscal year ending December 31, 2002 and authorizing the Board of Directors to determine their remuneration, and (iii) FOR the receipt of the auditor's report, the Company's financial statements and the directors' report on the Company for the fiscal year ended-December 31, 2001.

           Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Annual Meeting and voting in person. In addition at the Annual Meeting, the Company will distribute to those shareholders in attendance a copy of the auditor's report with respect to the Company's financial statements for the fiscal year ended December 31, 2001, as well as a copy of such financial statements and will present the directors' report on the Company.

                              VOTING AT THE MEETING

           The Board of Directors has fixed the close of business on November 14, 2002 (the "Record Date"), as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on the record date are entitled to vote at the meeting.

           As of the Record Date, there were 4,474,986 Ordinary Shares outstanding. Each Ordinary Share entitles the holder thereof to one vote on all of the proposals to be voted on at the Annual Meeting.

           The quorum required for the Annual Meeting consists of at least two shareholders present in person or by proxy, holding or representing at least one-third of the total voting rights of the Company. If the Annual Meeting is adjourned for lack of a quorum it will be adjourned to the same day in the next succeeding week at the same time and place or at any other time as the Board of Directors of the Company shall designate and state in a notice to the shareholders. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, two shareholders present in person or by proxy will constitute a quorum.

                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

           Eight directors are to be elected to serve in such office subject to the provisions of the Company's Articles of Association. Background information with respect to the Board of Directors' nominees for election all of whom are incumbent directors, appears below.

           SHLOMO OSTERSETZER, 75, has served as Chairman of the Board of Directors of the Company since April 1985. Mr. Ostersetzer has also served as Chief Executive Officer of the Company since 1990. Mr. Ostersetzer was one of the founders of TAT Industries in 1968, the Company's controlling shareholder, and has served in various capacities since 1970, including President, Managing Director and Chairman of the Board of Directors of TAT Industries. Mr. Ostersetzer received his M.Sc. in Mechanical Engineering from ETH-Polytechnical Institute in Zurich, Switzerland.

           DOV ZEELIM, 62, has served as Vice Chairman of the Board of Directors of the Company since April 1985 and has served as President and Chief Operating Officer since August 2000. In addition, Mr. Zeelim has served in various managerial capacities of TAT Industries for over 21 years, including Managing Director, Executive Vice President and Vice Chairman. Mr. Zeelim is licensed as a C.P.A. in Israel. Mr. Zeelim is the father of Lior Zeelim, a director of the Company.

           ISRAEL OFEN, 53, has served as Executive Vice President since August 2000, Chief Financial Officer since August 1993 and a director of the Company since April 1985. In addition, Mr. Ofen has served to various other managerial capacities, including, Managing Director, President and Vice President of Finance. In addition, Mr. Ofen has served as General Manager of TAT Industries since August 2000, a member of the board since 1987, and was Vice President of Finance for ten years. Mr. Ofen is licensed as a C.P.A. in Israel.

           MOSHE TACHNAI, 60, has been a director of the Company since 1985. Mr. Tachnai has served in various capacities with TAT Industries since 1968. Presently, Mr. Tachnai is a Manager with Memtech Ltd., a company engaged in electronics and computer systems and a director of Novo Media Ltd., a company engaged in printing. Mr. Tachnai studied engineering at the Technion, Israel Institute of Technology, and business management at the Israeli Labor Productivity Institute.

           DR. MEIR DVIR, 71, has served as a director of the Company since December 1994. Mr. Dvir has served as deputy General Manager of Business Research and Development of the Israeli Aircraft Industries since 1985. He is also a director of Elta-Electronics Industries Ltd., Comodor Aviation Inc. and Desakrallo the Technologies Systemas Ltd. Mr. Dvir received his Ph.D. in exact science (mathematics and physics) from the Hebrew University in Jerusalem.

           YAACOV FISH, 53, has served as a director of the Company since January 1994. From 1992 to 1997 Mr. Fish served as Managing Director of Magen Central Pension Fund Ltd. Mr. Fish served as a financial advisor to Shalev Transportation Cooperative Ltd. from 1990 to 1994. Mr. Fish served as general comptroller of Egged Ltd. from 1977 to 1990. Mr. Fish received his B.Sc. in economics from Bar-llan University in Tel Aviv.

           YAEL ROSENBERG, 33, has served as a director of the Company since December 1999 and has served as a director of TAT Industries since November 1996. Mr. Rosenberg served as a director of T.V.G. Technologies from November 1998 through May 1999. Ms. Rosenberg is the daughter of Shlomo Ostersetzer, who is Chairman of the Board of the Company and TAT Industries. She is employed as a lawyer for the law offices of Meitar, Liquornik, Geva & Co. Ms. Rosenberg received her B.A. in law at the Administration and Management College.

           LIOR ZEELIM, 34, has served as a director of the Company since December 1999. Mr. Zeelim is the son of Dov Zeelim, Vice Chairman of the Board of the Company and TAT Industries and President of TAT Industries. Mr. Zeelim is a registered stock broker.

INFORMATION REGARDING THE BOARD OF DIRECTORS

           All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Officers are elected by the Board of Directors and serve at the discretion of the Board.

           The Board of Directors has authorized an Audit Committee. Approval by the Audit Committee and the Board is required for such matters as: (i) certain transactions to which the Company intends to be a party and in which an Office Holder or certain other parties (including affiliates of the Company or Office Holder) have a direct or indirect personal interest, (ii) actions or arrangements which could otherwise be deemed to constitute a breach of fiduciary duty or the duty of care of an Office Holder to the Company, (iii) arrangements with directors as to the term of their services, (iv) indemnification of Office Holder to the Company, (v) certain transactions defined in the Companies Ordinance as extraordinary transactions (a transaction which is not in the ordinary course of business or is not at market conditions, or a transaction which is likely to have a material impact on the profitability, property or obligations of the Company). Arrangements with directors regarding their service and, in certain circumstances, the other matters enumerated above, may also require shareholder approval.

           The Audit Committee of the Company is comprised of: Dov Zeelim, Moshe Tachnai, Meir Dvir and Yaacov Fish.

           The Company has adopted a formal written Audit Committee Charter which is reviewed and reassessed annually.

           There are no family relationships among any of our officers or directors, except for Dov Zeelim and Lior Zeelim who are father and son, respectively.

                             EXECUTIVE COMPENSATION

           During 2001, the Company paid its officers and directors compensation in the aggregate amount of $1,379,280 and the Company anticipates that the aggregate compensation paid to its officers and directors during 2002 will be approximately $1,300,000. The foregoing includes amounts set aside for or accrued to provide pension, retirement or similar benefits but does not include amounts expended by the Company for automobiles made available to its officers, expenses (including business travel, professional and business association dues and expenses) reimbursed to officers and other benefits commonly reimbursed and paid for by companies in Israel.



 EMPLOYEE'S NAME      SALARIES & SOCIAL       BONUS       OPTION PLAN              REALIZATION PLAN
                          BENEFITS
 ---------------      -----------------       -----       -----------              ----------------
Shlomo Ostersetzer        $254,092           $60,700        250,000          --        125,000        125,000
Dov Zeelim                $273,705           $60,700        350,000        50,000      125,000        175,000
Israel Ofen               $198,471           $24,030        205,000        37,500      65,000         102,500
Jacob Danan               $156,006           $24,743        40,750          2,000      13,750         25,000
Shraga Katz               $125,199           $16,634        27,000          2,000       5,000         20,000
Shaul Menachem            $165,000           $20,000        10,000           --          --           10,000

STOCK OPTION PLANS

           In June 1994, the Board of Directors of the Company adopted a share option plan (the "1994 Plan"), pursuant to which 250,0001 Ordinary Shares have been reserved for issuance upon the exercise of options granted under the 1994 Plan. All options granted under the 1994 Plan are granted on the condition that the grantee remains employed by the Company for at least five years from the date of grant as an employee, officer or consultant and are granted on a pro rata basis during that period. In June 1994, the Board of Directors approved the granting of options under the 1994 Plan at an exercise price of $2.00 per share as follows: Israel Ofen: 75,0001; Dov Zeelim: 100,0001; and an aggregate of 75,0001 to other directors, employees of the Company and service renderers. In September, 1994 the Company's shareholders approved the 1994 Plan and the granting of the foregoing options.

           In March 1995, the Board of Directors of the Company adopted a share option plan (the "1995 Plan"), and approved by the Company's shareholders in August 1995 pursuant to which 800,0001 Ordinary Shares have been reserved for issuance upon the exercise of options granted under the 1995 Plan. In June 1995, the Board of Directors approved the granting of options under the 1995 Plan at an exercise price of $2.25 per share as follows: Shlomo Ostersetzer: 250,0001; Dov Zeelim: 250,0001; Israel Ofen: 130,0001; and an aggregate of 170,0001 to other employees and services providers of the Company.

           In January 1999, the Board of Directors adopted a new share option plan ("1999 Plan") for which 500,000 Ordinary Shares have been reserved and granted at an exercise price of $1.625 per share as follows: Shlomo Ostersetzer:
125,000; Dov Zeelim: 175,000; Israel Ofen: 102,500 and an aggregate of 97,500 to other employees and directors.

           During the fiscal year ended December 31, 2001, no options were granted to any officers of the Company listed in the executive compensation table above and no options were exercised by any of the executive officers listed in the executive compensation table above.






--------
(1) These numbers are historically accurate; however, the Reverse Split has the effect of halving the number of shares available or granted under the plan and doubling the exercise price.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth as of November 14, 2002 the number of Ordinary Shares owned beneficially by: (i) each officer and director and any person known to the Company to beneficially own more than 10% of the Ordinary Shares; and (ii) all officers and directors of the Company as a group.


                                         Number of Ordinary                   Percent of
Name and Address                            Shares Owned                    Ordinary Shares
----------------                            ------------                    ---------------

TAT Industries(1)                         3,124,521                               69.8%
Shlomo Ostersetzer(1)(2)                  325,437(3)(4)                           5.72%
Dov Zeelim(1)(2)                          390,587(3)(4)                           6.86%
Israel Ofen(1)(2)                         227,492(4)                              4.0%
Dvir Meir                                 7,500                                   0.13%
Fish Yaakov                               7,500                                   0.13%
Tachnai Moshe                             7,500                                   0.13%

(1) TAT Industries and each of Messrs. Ostersetzer, Zeelim and Ofen has an address at P.O. Box 80, Gedera, Israel 70750.
(2)     Represents all shares that may be acquired within the next 60 days.
(3) Such number does not include shares beneficially held by TAT Industries. Mr. Shlomo Ostersetzer, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the Chairman of the Board of TAT Industries and owns approximately 43.63% of the equity rights and the voting rights in TAT Industries as of June 15, 2002. Mr. Dov Zeelim, President and Vice Chairman of the Board of Directors of the Company, is the Vice Chairman of TAT Industries and owns approximately 22% of the equity rights and the voting rights in TAT Industries as of June 15, 2002.
(4) Includes Ordinary Shares that the following persons have the right to acquire upon the exercise of stock options: Shlomo Ostersetzer, 250,000 Ordinary Shares; Dov Zeelim, 350,000 Ordinary Shares; and Israel Ofen, 205,000 Ordinary Shares.



BOARD RECOMMENDATION

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR:
SHLOMO OSTERSETZER, DOV ZEELIM, ISRAEL OFEN, MOSHE TACHNAI, DR. MEIR DVIR, YAACOV FISH, YAEL ROSENBERG AND LIOR ZEELIM, TO SERVE US DIRECTORS SUBJECT TO THE PROVISIONS OF THE COMPANY'S ARTICLES OF ASSOCIATION.

              PROPOSAL NO. 2 REAPPOINTMENT OF INDEPENDENT AUDITORS

           The Board of Directors has proposed that the firm of Kost, Forer and Gabbay be reappointed as independent auditors for the fiscal year ending December 31, 2002. As has been the Company's prior practice, the Board of Directors are to be authorized to fix the remuneration of the auditors in accordance with the extent and nature of their services. A representative of Kost, Forer and Gabbay will attend the meeting and will have an opportunity to make a statement if he or she desires and respond to appropriate questions.

BOARD RECOMMENDATION

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE REAPPOINTMENT OF THE INDEPENDENT AUDITORS.

             PROPOSAL NO. 3 ADOPTION OF AMENDMENTS TO THE COMPANY'S
                            ARTICLES OF ASSOCIATION

           The Board of Directors has proposed that the Articles of Association of the Company be amended so that the Company's Board of Directors shall have the right to declare and pay dividends to the Company's shareholders, without shareholder approval at an annual general meeting. The Board of Directors believes that these amendments would provide greater flexibility to the Board of Directors in taking action to benefit all of the Company's shareholders.

           As amended Article 95 of the Articles of Association will be amended to read as follows:

           "The Company's Board of Directors, subject to any restrictions contained in the Company's Ordinance, may declare and pay dividends, either in the form of cash or stock, to its shareholders according to their rights and interests in the profits and may fix the time for payment."

           As amended Article 100 of the Articles of Association will be amended to read as follows:

           "Upon declaration by the Board of Directors, a dividend may be paid, wholly or partly, by the distribution of specific assets of the Company or by distribution of paid up shares, debentures or debenture stock or any other securities of the Company or of any other companies or in any one or more of such ways."

BOARD RECOMMENDATION

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE COMPANY'S BY-LAWS.

                 PROPOSAL NO. 4 RECEIVING THE AUDITOR'S REPORT,
                   FINANCIAL STATEMENTS AND DIRECTORS' REPORT

           The Company will distribute at the Annual Meeting an Annual Report containing the auditor's report, the Company's financial statements and the directors' report on the Company for the fiscal year ended December 31, 2001.

BOARD RECOMMENDATION

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RECEIPT OF THE (i) THE AUDITOR'S REPORT, (ii) THE COMPANY'S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, and (iii) THE DIRECTORS' REPORT ON THE COMPANY.

                          ****************************

                                  VOTE REQUIRED

           Proposals 1, 2, 3 and 4 to be considered at the Annual Meeting, require the affirmative vote of a majority of the Ordinary Shares represented at the Annual Meeting and voting thereon. THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED, AND RECOMMENDS A VOTE FOR APPROVAL OF, EACH OF THE FOREGOING PROPOSALS.

                            PROPOSALS OF SHAREHOLDERS

           A shareholder proposal requested to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices, TAT Technologies Ltd., P.O. Box 80, Gedera 70750, Israel, no later than August 31, 2003. The Board of Directors will review any shareholder proposal received in accordance herewith and will determine whether such proposal is appropriate and satisfies the applicable requirements for inclusion in the Company's proxy statement for its next Annual Meeting of Shareholders.

                                  OTHER MATTERS

           The Board of Directors does not know of any other business which is subject for action by the shareholders at the Annual Meeting. However, if any such matter should properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgment.

           Copies of the Company's Annual Report on Form 20-F and the notice of annual meeting of shareholders, proxy statement and proxies, are available upon written request, without cost, from the Company's principal executive offices at TAT Technologies Ltd., P.O. Box 80, Gedera 70750 (Attention: Avi Kahana).

           Shareholders are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy or proxies, as the case may be, will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

Dated: November __, 2002

                                       By Order of the Board of Directors

                                       Avi Kahana, Secretary

                              TAT TECHNOLOGIES LTD.
                ANNUAL MEETING OF SHAREHOLDERS--DECEMBER 26, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Avi Kahana, with full power of substitution, proxy to vote all of the Ordinary shares of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TAT Technologies, Inc., to be held at the Company's principal executive offices located at Industrial Zone, Yasour, Israel, on December 26, 2002 at 2:00 p.m. Israel time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated November __, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF TAT TECHNOLOGIES, LTD.'S BOARD OF
DIRECTORS.

1. To elect eight directors to serve until the Company's next Annual Meeting of Shareholders.

   -  SHLOMO OSTERSETZER    -  DOV ZEELIM        -  ISRAEL OFEN
   -  MOSHE TACHNAI         -  DR. MEIR DVIR     -  YAACOV FISH
   -  YAEL ROSENBERG        -  LIOR ZEELIM

       |_| FOR ALL NOMINEES |_| WITHHELD FOR ALL NOMINEES

   INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:


           __________________________________________________________

2. To ratify the appointment Kost, Forer and Gabbay as the Company's independent accountants for the ensuing year.

                         |_| FOR |_| AGAINST |_| ABSTAIN


3. To ratify an amendment to the Company's Articles of Association to allow the Company's Board of Directors to declare and pay dividends without shareholder approval at an annual general meeting of shareholders.

                         |_| FOR |_| AGAINST |_| ABSTAIN


4. To receive and accept the auditor's report, the Company's financial statements and the directors' report on the Company for the fiscal year ended December 31, 2001.

                         |_| FOR |_| AGAINST |_| ABSTAIN


5. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                               Date:                                   , 2002
                                    -----------------------------------



                                    (Print name of Shareholder)



                                    (Print name of Shareholder)



                                    Signature



                                    Signature


                                    NUMBER OF SHARES

                                    Note:    Please sign exactly as name appears
                                             in the Company's records. Joint
                                             owners should each sign. When
                                             signing as attorney, executor or
                                             trustee, please give title as such.


      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.